Exhibit 99.1

For more information, contact:

Name: McCall Butler

AT&T Corporate and Financial Communications

Phone: 470-773-5704

Email: mb8191@att.com

AT&T INC. ANNOUNCES FINAL RESULTS OF ITS PRIVATE EXCHANGE

OFFERS

Dallas, Texas, April 10, 2018 — AT&T Inc. (NYSE: T) (“AT&T”) announced today the final results of four separate private offers to exchange (each, an “Exchange Offer” and collectively, the “Exchange Offers”), any and all of the outstanding notes listed in the table below, which have a special mandatory redemption (“SMR”) provision (collectively, the “Old Notes”), in exchange for four new series of AT&T’s senior notes which do not have an SMR provision (the “New Notes”) and cash, on the terms and subject to the conditions set forth in the Offering Memorandum dated March 29, 2018 (the “Offering Memorandum” and, together with the eligibility letter, the Canadian beneficial holder form and the notice of guaranteed delivery, the “Exchange Offer Documents”).

The Exchange Offers expired at 5:00 p.m., New York City time, on April 5, 2018. Based on the amount of Old Notes tendered in the Exchange Offers and in accordance with the terms of the Exchange Offers, AT&T accepted, on April 10, 2018, the Old Notes validly tendered and not validly withdrawn pursuant to the Exchange Offers as set forth in the table below.

Title of Series of Old Notes to be Exchanged	Principal Amount Outstanding (mm)	CUSIP/ISIN No.	Minimum Condition (mm)	Principal Amount Tendered (1)	Principal Amount AT&T Accepted
5.300% Global Notes due 2058	$2,500.00	00206REQ1; US00206REQ11	$300	$643,744,000	$643,744,000
5.150% Global Notes due 2050	$4,951.50	00206REP3; US00206REP38	$300	$1,694,666,000	$1,694,666,000
4.900% Global Notes due 2037	$4,500.00	00206REN8; US00206REN89	$300	$1,278,679,000	$1,278,679,000
Floating Rate Global Notes due 2023	$750.00	00206REJ7; US00206REJ77	N/A	$250,418,000	$250,418,000

(1)	Reflects the aggregate principal amount of each series of Old Notes (i) that have been validly tendered and not validly withdrawn, at or prior to April 5, 2018 or (ii) with respect to which a properly completed and duly executed notice of guaranteed delivery and all other required documents were delivered at or prior to April 5, 2018 and that were tendered pursuant to the Exchange Offers at or prior to 5:00 p.m., New York City time, on April 9, 2018 pursuant to guaranteed delivery procedures, based, in each case, on information provided by the exchange agent to AT&T.

April 10, 2018
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In connection with the settlement of the Exchange Offers, AT&T delivered an aggregate principal amount of (i) $250,418,000 of Floating Rate Global Notes due 2023; (ii) $1,278,679,000 of 4.900% Global Notes due 2037; (iii) $1,694,666,000 of 5.150% Global Notes due 2050 and (iv) $643,744,000 of 5.300% Global Notes due 2058, in each case for the respective series of Old Notes validly tendered and accepted by AT&T, plus a cash fee of $2.50 per $1,000 principal amount of Old Notes validly tendered and accepted by AT&T.

The amount of outstanding Old Notes validly tendered and not validly withdrawn as of April 5, 2018, as reflected in the table above, satisfied the minimum condition in each of the Exchange Offers.

The Exchange Offers were only made, the New Notes were only offered and will only be issued, and copies of the Offering Memorandum were only made available, to a holder of Old Notes who certified its status as either (a) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or (b) (i) a person who is not a “U.S. person” as defined under Regulation S under the Securities Act, or a dealer or other professional fiduciary organized, incorporated or (if an individual) residing in the United States holding a discretionary account or similar account (other than an estate or trust) for the benefit or account of a non-“U.S. person”, (ii) if located or resident in the European Economic Area, that they are persons other than “retail investors” (for these purposes, a retail investor means a person who is one (or more) of: (x) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (y) a customer within the meaning of Directive 2002/92/EC, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (z) not a qualified investor as defined in Directive 2003/71/EC (as amended, the “Prospectus Directive”)) and (iii) if located or resident in Canada, is located or resident in a province of Canada and is an “accredited investor” as such term is defined in National Instrument 45-106 – Prospectus Exemptions, and, if resident in Ontario, section 73.3(1) of the Securities Act (Ontario), in each case, that is not an individual unless that person is also a “permitted client” as defined in National Instrument 31-103 – Registration Requirements, Exemptions and Ongoing Registrant Obligations. We refer to holders of Old Notes who certified to us that they were eligible to participate in the Exchange Offers pursuant to at least one of the foregoing conditions as “Exchange Offer Eligible Holders.”

Only Exchange Offer Eligible Holders who confirmed they are Exchange Offer Eligible Holders were authorized to receive or review the Exchange Offer Documents or to participate in the Exchange Offers.

The New Notes have not been and will not be registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

April 10, 2018
© 2018 AT&T Intellectual Property. All rights reserved. AT&T and the Globe logo are registered trademarks of AT&T Intellectual Property.	Page 2

This press release is not an offer to sell or a solicitation of an offer to buy any of the securities described herein. The Exchange Offers were made solely by the Exchange Offer Documents and only to such persons and in such jurisdictions as is permitted under applicable law.

MiFID II professionals/ECPs-only/No PRIIPs KID – Manufacturer target market (MiFID II product governance) is eligible counterparties and professional clients only (all distribution channels). No PRIIPs key information document (KID) has been prepared as not available to retail in EEA.

In the United Kingdom, this press release is only being communicated to, and any other documents or materials relating to the Exchange Offers were only distributed to and are only directed at, (i) persons who are outside the United Kingdom, (ii) investment professionals falling within Article 19(5) of the Financial Services and Markets Act (Financial Promotion) Order 2005, as amended (the “Order”) or (iii) high net worth entities, and other persons to whom it may lawfully be communicated, falling within Articles 49(2)(a) to (d) of the Order (all such persons together being referred to as “relevant persons”). Any investment or investment activity to which this announcement relates is available only to relevant persons and will be engaged in only with relevant persons. Any person who is not a relevant person should not act or rely on this announcement or any of its contents.

Global Bondholder Services Corporation acted as the exchange agent and information agent in the Exchange Offers. Questions related to the Exchange Offers may be directed to Global Bondholder Services Corporation at (866) 470-3900 (toll free) or (212) 430-3774 (collect).

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CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this news release contains forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in AT&T’s filings with the Securities and Exchange Commission and the Offering Memorandum related to the Exchange Offers. AT&T disclaims any obligation to update or revise statements contained in this news release based on new information or otherwise.

April 10, 2018
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